Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Second QUARTER 2024 RESULTS

HILLSBORO, OR - July 29, 2024 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal second quarter ended June 29, 2024.

Revenue for the second quarter of 2024 was $124.1 million, with GAAP gross margin of 68.3% and GAAP net income of $0.16 per diluted share. On a non-GAAP basis, gross margin was 69.0% with net income per diluted share of $0.23.

Esam Elashmawi, Interim Chief Executive Officer & Chief Strategy and Marketing Officer, said, "Second quarter 2024 results reflect the impact of cyclic industry headwinds. While the industry continues to go through a period of inventory normalization, we are starting to see signs of improvement. We continue to execute on our ongoing product portfolio expansion and remain well positioned for long-term growth."

Sherri Luther, Chief Financial Officer, said, "Our gross margin remained stable, highlighting the durability of our business model. We maintained disciplined spending, prioritized cash flow, and continued to return capital to shareholders by executing share repurchases for the fifteenth consecutive quarter."

Selected Second Quarter 2024 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q2 2024	Q1 2024	Q2 2023	Q/Q	Y/Y
Revenue	$124,076	$140,815	$190,079	(11.9)%	(34.7)%
Gross Margin %	68.3%	68.3%	69.7%	—	(140) bps
R&D Expense %	31.2%	28.8%	22.1%	240 bps	910 bps
SG&A Expense %	16.1%	25.9%	19.4%	(980) bps	(330) bps
Operating Expenses	$62,186	$79,634	$79,491	(21.9)%	(21.8)%
Income from Operations	$22,565	$16,574	$53,070	36.1%	(57.5)%
Net Income	$22,631	$14,796	$50,644	53.0%	(55.3)%
Net Income per Share - Basic	$0.16	$0.11	$0.37	$0.05	$ (0.21)
Net Income per Share - Diluted	$0.16	$0.11	$0.36	$0.05	$ (0.20)

	Non-GAAP* Financial Results (unaudited)
	Q2 2024	Q1 2024	Q2 2023	Q/Q	Y/Y
Revenue	$124,076	$140,815	$190,079	(11.9)%	(34.7)%
Gross Margin %	69.0%	69.0%	70.5%	—	(150) bps
R&D Expense %	26.7%	23.1%	18.0%	360 bps	870 bps
SG&A Expense %	17.9%	16.1%	12.5%	180 bps	540 bps
Operating Expenses	$54,030	$54,858	$58,018	(1.5)%	(6.9)%
Income from Operations	$31,526	$42,238	$75,968	(25.4)%	(58.5)%
Net Income	$31,432	$40,258	$72,509	(21.9)%	(56.7)%
Net Income per Share - Basic	$0.23	$0.29	$0.53	$ (0.06)	$ (0.30)
Net Income per Share - Diluted	$0.23	$0.29	$0.52	$ (0.06)	$ (0.29)

GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Second Quarter 2024 Highlights:

•	Expanded Small FPGA Portfolio Leadership: Launched Certus™-NX-28 and Certus™-NX-09 devices, and multiple package options that offer class-leading power efficiency, small size, and reliability with flexible migration options.
•	New Nexus-based Security Solutions: Extended leadership in security-focused hardware and software with the launch of the Lattice MachXO5D™-NX family of advanced secure control FPGAs and the latest version of the Lattice Sentry™ solution stack.
•	Developers Conference: Lattice will hold its second annual Developers Conference on December 10-11, 2024, featuring a wide array of technical sessions, and keynote addresses from customers and ecosystem partners. Register here (advance registration required).
•	Received Multiple Industry Awards: Lattice won a variety of awards in recognition of its industry leading hardware and software security product portfolio, and corporate sustainability efforts.

Business Outlook - Third Quarter of 2024:

•	Revenue for the third quarter of 2024 is expected to be between $117 million and $137 million.
•	Gross margin percentage for the third quarter of 2024 is expected to be 69.0% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the third quarter of 2024 are expected to be between $53 million and $55 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the third quarter of 2024, certain items that affect GAAP measurement of financial measures for gross margin percentage and total operating expenses are not accessible on a forward-looking basis because such items cannot be reasonably predicted without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures, including certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for non-GAAP gross margin percentage or non-GAAP total operating expenses for quarterly guidance or a corresponding reconciliation to GAAP for the quarter. From a qualitative perspective, the differences between our GAAP measurement of financial measures for gross margin percentage and total operating expenses and our non-GAAP measure of those items will consist of items similar to those described in the financial tables later in this release for such items historically, including, for example and without limitation, certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included in this press release.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal second quarter 2024, and business outlook on Monday, July 29 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13747663. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our rapid product portfolio expansion; long-term position; near-term cyclical industry headwinds; accelerating customer momentum; market improvement; durability of our business model; and the statements under the heading “Business Outlook - Third Quarter of 2024.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects, litigation expense outside the ordinary course of business, amortization of acquired intangible assets, restructuring plans, transformation activities, and other charges, and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, or Weibo.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 29,	March 30,	July 1,	June 29,	July 1,
	2024	2024	2023	2024	2023
Revenue	$124,076	$140,815	$190,079	$264,891	$374,389
Cost of sales	39,325	44,607	57,518	83,932	113,227
Gross margin	84,751	96,208	132,561	180,959	261,162
Operating expenses:
Research and development	38,733	40,591	41,946	79,324	77,935
Selling, general, and administrative	20,005	36,469	36,788	56,474	69,366
Amortization of acquired intangible assets	869	870	869	1,739	1,739
Restructuring	2,579	1,704	(112)	4,283	(82)
Total operating expenses	62,186	79,634	79,491	141,820	148,958
Income from operations	22,565	16,574	53,070	39,139	112,204
Interest income (expense), net	933	1,307	189	2,240	(366)
Other income (expense), net	254	(46)	(176)	208	(271)
Income before income taxes	23,752	17,835	53,083	41,587	111,567
Income tax expense	1,121	3,039	2,439	4,160	5,000
Net income	$22,631	$14,796	$50,644	$37,427	$106,567

Net income per share:
Basic	$0.16	$0.11	$0.37	$0.27	$0.77
Diluted	$0.16	$0.11	$0.36	$0.27	$0.76

Shares used in per share calculations:
Basic	137,548	137,475	137,735	137,480	137,573
Diluted	138,243	138,774	139,768	138,485	139,966

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 29,	December 30,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$109,216	$128,317
Accounts receivable, net	103,442	104,373
Inventories, net	101,556	98,826
Other current assets	38,990	36,430
Total current assets	353,204	367,946

Property and equipment, net	50,801	49,546
Operating lease right-of-use assets	17,326	14,487
Intangible assets, net	19,016	20,974
Goodwill	315,358	315,358
Deferred income taxes	57,329	57,762
Other long-term assets	14,486	14,821
	$827,520	$840,894

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$34,957	$34,487
Accrued liabilities	32,088	36,048
Accrued payroll obligations	13,239	26,865
Total current liabilities	80,284	97,400

Long-term operating lease liabilities, net of current portion	11,975	10,739
Other long-term liabilities	36,412	40,735
Total liabilities	128,671	148,874

Stockholders' equity	698,849	692,020
	$827,520	$840,894

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended
	June 29,	July 1,
	2024	2023
Cash flows from operating activities:
Net income	$37,427	$106,567
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	21,713	35,744
Depreciation and amortization	18,385	16,578
Change in deferred income tax provision	(969)	(882)
Other non-cash adjustments	4,329	3,427
Net changes in assets and liabilities	(29,443)	(45,976)
Net cash provided by (used in) operating activities	51,442	115,458
Cash flows from investing activities:
Capital expenditures	(10,581)	(11,943)
Other investing activities	(7,607)	(5,799)
Net cash provided by (used in) investing activities	(18,188)	(17,742)
Cash flows from financing activities:
Repayment of long-term debt	—	(85,000)
Repurchase of common stock	(29,999)	(20,006)
Net cash flows related to stock compensation exercises	(21,734)	(34,439)
Net cash provided by (used in) financing activities	(51,733)	(139,445)
Effect of exchange rate change on cash	(622)	(220)
Net increase (decrease) in cash and cash equivalents	(19,101)	(41,949)
Beginning cash and cash equivalents	128,317	145,722
Ending cash and cash equivalents	$109,216	$103,773

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$—	$2,962
Income taxes paid, net of refunds	$3,886	$6,837
Operating lease payments	$4,564	$4,082

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	June 29,	March 30,	July 1,
	2024	2024	2023
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	76	64	46
Inventory Days (DIO)	236	195	177

Revenue % (by Geography)
Asia	67%	66%	63%
Americas	19%	22%	17%
Europe (incl. Africa)	14%	12%	20%

Revenue % (by End Market)
Communications and Computing	44%	39%	34%
Industrial and Automotive	47%	53%	61%
Consumer	9%	8%	5%

Revenue $M (by End Market)
Communications and Computing	$54.6	$54.6	$64.2
Industrial and Automotive	$58.2	$75.3	$115.5
Consumer	$11.3	$10.9	$10.4

Revenue % (by Channel)
Distribution	91%	87%	89%
Direct	9%	13%	11%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 29,	March 30,	July 1,
	2024	2024	2023
Gross Margin Reconciliation
GAAP Gross margin	$84,751	$96,208	$132,561
Stock-based compensation - gross margin (1)	805	888	1,425
Non-GAAP Gross margin	$85,556	$97,096	$133,986

Gross Margin % Reconciliation
GAAP Gross margin %	68.3%	68.3%	69.7%
Stock-based compensation - gross margin (1)	0.7%	0.7%	0.8%
Non-GAAP Gross margin %	69.0%	69.0%	70.5%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	31.2%	28.8%	22.1%
Stock-based compensation - R&D (1)	(4.5)%	(5.7)%	(4.1)%
Non-GAAP R&D Expense %	26.7%	23.1%	18.0%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	16.1%	25.9%	19.4%
Stock-based compensation - SG&A (1)	2.7%	(7.1)%	(6.7)%
Litigation expense (2)	(0.9)%	(2.7)%	(0.2)%
Non-GAAP SG&A Expense %	17.9%	16.1%	12.5%

Operating Expenses Reconciliation
GAAP Operating expenses	$62,186	$79,634	$79,491
Stock-based compensation - operations (1)	(2,343)	(18,117)	(20,277)
Litigation expense (2)	(1,065)	(3,832)	(439)
Amortization of acquired intangible assets	(869)	(870)	(869)
Restructuring, transformation, and other (3)	(3,879)	(1,957)	112
Non-GAAP Operating expenses	$54,030	$54,858	$58,018

Income from Operations Reconciliation
GAAP Income from operations	$22,565	$16,574	$53,070
Stock-based compensation - gross margin (1)	805	888	1,425
Stock-based compensation - operations (1)	2,343	18,117	20,277
Litigation expense (2)	1,065	3,832	439
Amortization of acquired intangible assets	869	870	869
Restructuring, transformation, and other (3)	3,879	1,957	(112)
Non-GAAP Income from operations	$31,526	$42,238	$75,968

Income from Operations % Reconciliation
GAAP Income from operations %	18.2%	11.8%	27.9%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	7.2%	18.2%	12.1%
Non-GAAP Income from operations %	25.4%	30.0%	40.0%

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Restructuring, transformation, and other for Q2 and YTD 2024 includes business transformation charges of $0.8 million.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 29,	March 30,	July 1,
	2024	2024	2023
Income Tax (Benefit) Expense Reconciliation
GAAP Income tax (benefit) expense	$1,121	$3,039	$2,439
Estimated tax effect of non-GAAP adjustments	5,649	4,337	1,372
Non-cash changes in net deferred income taxes (4)	(1,090)	(2,754)	—
Change in tax law (5)	(4,399)	(1,381)	(339)
Non-GAAP Income tax expense	$1,281	$3,241	$3,472

Net Income Reconciliation
GAAP Net income	$22,631	$14,796	$50,644
Stock-based compensation - gross margin (1)	805	888	1,425
Stock-based compensation - operations (1)	2,343	18,117	20,277
Litigation expense (2)	1,065	3,832	439
Amortization of acquired intangible assets	869	870	869
Restructuring, transformation, and other (3)	3,879	1,957	(112)
Estimated tax effect of non-GAAP adjustments	(5,649)	(4,337)	(1,372)
Non-cash changes in net deferred income taxes (4)	1,090	2,754	—
Change in tax law (5)	4,399	1,381	339
Non-GAAP Net income	$31,432	$40,258	$72,509

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.16	$0.11	$0.37
Cumulative effect of Non-GAAP adjustments	0.07	0.18	0.16
Non-GAAP Net income per share - basic	$0.23	$0.29	$0.53

GAAP Net income per share - diluted	$0.16	$0.11	$0.36
Cumulative effect of Non-GAAP adjustments	0.07	0.18	0.16
Non-GAAP Net income per share - diluted	$0.23	$0.29	$0.52

Shares used in per share calculations:
Basic	137,548	137,475	137,735
Diluted	138,243	138,774	139,768

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Restructuring, transformation, and other for Q2 and YTD 2024 includes business transformation charges of $0.8 million.
(4)	Non-cash changes in net deferred income taxes associated with the release of the valuation allowance against $56.9 million of our U.S. deferred tax assets in the fourth quarter of fiscal 2023.
(5)	Adjustments for Change in tax law reflect an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.